Exhibit 23.2



                     CONSENT OF ERNST & YOUNG LLP

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-37441) and related Prospectus of Freeport-McMoRan Resource Partners, Limited Partnership of our report dated January 15, 1997, with respect to the financial statements of IMC-Agrico Company (not presented separately herein) included in this Annual Report (Form 10-K) for the year ended December 31, 1996.



                                                /s/ ERNST & YOUNG LLP
                                                  ----------------------
                                                  ERNST & YOUNG LLP



Chicago, Illinois
March 28, 1997